UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 11, 2008

Date of earliest event reported: February 28, 2008

STELLARONE CORPORATION

(Exact name of registrant as specified in its charter)

VIRGINIA	000-22283	54-1829288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 PETER JEFFERSON PARKWAY, SUITE 250 CHARLOTTESVILLE, VIRGINIA	22911
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (434) 964-2211

VIRGINIA FINANCIAL GROUP, INC.

102 SOUTH MAIN STREET

CULPEPER, VIRGINIA 22701

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 28, 2008, StellarOne Corporation (“StellarOne” or the “Company”) filed a Form 8-K reporting the completion of the merger of Virginia Financial Group, Inc. (“VFG”) and FNB Corporation (“FNB”) on February 28, 2008. In connection with the merger, VFG, the surviving corporation, changed its corporate name to StellarOne Corporation. In that filing the Company indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01. This amendment to the Company’s February 28, 2008 Form 8-K is being filed to provide such financial information, which is attached as Exhibits 99.1, 99.2 and 99.3 to this report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(i) The audited consolidated balance sheets of FNB as of December 31, 2006 and 2005, and the related consolidated statements of income and comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2006, and the related notes and report of independent auditors thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein (collectively, the “FNB Audited Information”).

(ii) The unaudited consolidated balance sheet of FNB as of September 30, 2007, the unaudited consolidated statements of income and comprehensive income for the nine months ended September 30, 2007, and the unaudited consolidated statements of cash flows for the nine months ended September 30, 2007, and the related notes thereto, are attached hereto as Exhibit 99.2 and incorporated by reference herein (collectively, the “FNB Unaudited Information”).

(b)	Pro forma financial information.

VFG and FNB unaudited pro forma condensed combined balance sheet as of September 30, 2007, and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2007 and for the year ended December 31, 2006, and the related notes to the unaudited pro forma condensed combined financial information, are attached hereto as Exhibit 99.3 and incorporated by reference herein (collectively, the “VFG-FNB Pro Forma Financial Information”).

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
23.1	Consent of Brown, Edwards & Company, L.L.P.

99.1	FNB Audited Information.

99.2	FNB Unaudited Information.

99.3	VFG-FNB Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLARONE CORPORATION

By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President and Chief Financial Officer

Date: March 11, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of Brown, Edwards & Company, L.L.P.

99.1	FNB Audited Information.

99.2	FNB Unaudited Information.

99.3	VFG-FNB Pro Forma Financial Information.